UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2011

FRESH START PRIVATE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53400
 (Commission File Number)

20-588606
 (IRS Employer Identification No.)

112 North Curry Street
Carson City, Nevada 89703
(Address of principal executive offices)(Zip Code)

(775) 321-8267
Registrant’s telephone number, including area code

None.
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  On August 15, 2011, Fresh Start Private Holdings, Inc. (the “Company”) notified MacKay LLP (“MacKay”) that the Company had dismissed MacKay as the independent registered public accounting firm of the Company.  The Board of Directors of the Company recommended and approved the dismissal.

The reports of MacKay regarding the Company’s financial statements as of November 30, 2010 and 2009 and the statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from November 1, 2006 (inception) through November 30, 2010, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.  The reports of MacKay, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

From the period as of, and from, November 1, 2006 (inception) through November 30, 2010, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with MacKay on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MacKay, would have caused them to make reference thereto in their report on the Company’s financial statements for such period from November 1, 2006 (inception) through November 30, 2010.  There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

MacKay was provided a copy of the above disclosures and was requested to furnish a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements.  MacKay’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On August 17, 2011, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of De Joya Griffith & Company, LLC (“De Joya Griffith”), the Company’s new independent registered public accountants, which appointment De Joya Griffith has accepted with the dismissal of MacKay.

During the two most recent fiscal years and the interim period preceding the engagement of De Joya Griffith, the Company has not consulted with De Joya Griffith regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by De Joya Griffith or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K.   The Company did not have any disagreements with MacKay and therefore did not discuss any past disagreements with De Joya Griffith.

Item 9.01  Financial Statements and Exhibits

Exhibits

No.	Description

16.1	Letter dated August 24, 2011 from MacKay LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fresh Start Private Holdings, Inc.
(Registrant)

Date: August 29, 2011	By:	/s/ Andrew Aird
Andrew Aird
President

EXHIBIT INDEX

No.	Description

16.1	Letter dated August 24, 2011 from MacKay LLP